UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 5, 2007
MEADOW VALLEY CORPORATION
(Exact name of registrant as specified in charter)
Nevada
(State or other jurisdiction of incorporation)

0-25428	88-0328443
(Commission File Number)	(IRS Employer Identification No.)

4411 South 40th Street, D-11, Phoenix, AZ	85040
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (602) 437-5400
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-3.2

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On February 5, 2007, the board of directors (the “Board”) of Meadow Valley Corporation (the “Company”) amended and restated the Company’s bylaws (the “Amended Bylaws”) effective as of such date. The amendments to the bylaws were made to update the bylaws to those more appropriate for a public company and to update and remove certain provisions that existed in the Company’s prior bylaws (the “Prior Bylaws”) the Company and Board viewed as outdated and redundant.
     The following is a description of the material differences between the Amended Bylaws and the Prior Bylaws:
1. The Amended Bylaws do not allow stockholders to call special stockholders’ meetings. The Prior Bylaws allowed special meetings of stockholders to be called by stockholders holding at least ten percent (10%) of the Company’s outstanding voting stock.
2. The Amended Bylaws do not allow stockholders to take action by unanimous written consent in lieu of taking action at a stockholders’ meeting. The Prior Bylaws allowed stockholders to take such action by unanimous written consent.
3. The Amended Bylaws clarify that stockholders holding at least two-thirds of the voting power of the Company’s outstanding stock may remove a director from the Board, with or without cause. The Prior Bylaws did not specify the vote required for stockholders to remove a director from the Board, although Nevada law requires the same two-thirds vote to remove directors.
4. The Amended Bylaws provide that only directors may fill vacancies on the Board. The Prior Bylaws allowed stockholders holding a majority of outstanding stock to fill vacancies on the Board at a special stockholders’ meeting.
5. The Amended Bylaws require a two-thirds vote of the stock entitled to vote or a majority vote of the directors to amend the bylaws. The Prior Bylaws stated only that the bylaws could be amended by the Board or the stockholders as permitted by Nevada law.
6. The Amended Bylaws include notice requirements for stockholders who wish to submit a proposal for consideration at an annual meeting of stockholders or to nominate a person for election as a director. Specifically, written notice of a stockholder’s intent to make such a proposal or nomination must be given to and received by the Secretary of the Company not later than (i) with respect to an annual meeting of stockholders, one hundred twenty (120) calendar days prior to the anniversary date of the Company’s proxy statement released to stockholders in connection with the previous year’s annual meeting, and (ii) with respect to a special meeting, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. The Prior Bylaws required stockholders to provide notice of a stockholder nominee for election as a director no later than the sixtieth (60th) day and no earlier than the ninetieth (90th) day prior to the first anniversary of the preceding year’s annual meeting. The Prior Bylaws did not specify any notice requirements for stockholder proposals.
7. The Amended Bylaws do not state a time limit within which the directors must hold the annual meeting. Nevada law states that the directors shall have the authority to set the time, date, and place of the annual meeting and that if the Company fails to elect directors within 18 months after the last election required by Nevada law, one or more stockholders holding stock entitling them to exercise at least 15 percent of the voting power can order the election of directors at an annual meeting. The Prior Bylaws stated that the meeting would be held within 180 days of the Corporation’s fiscal year end.
8. The Amended Bylaws and the Prior Bylaws state that notice of a stockholders’ meeting shall be given to stockholders not less than ten (10) nor more than sixty (60) days prior to the date of the meeting. The Prior Bylaws also included a provision stating that notice would be given within thirty (30) days if the number of authorized shares was to be increased. The Amended Bylaws removed such thirty (30) days notice requirement.
9. The Prior Bylaws stated that a majority of votes at a stockholders’ meeting at which less than a quorum is present could adjourn such a meeting without further notice for a period not to exceed 120 days. The Amended Bylaws remove such 120 day limit. The adjournment of a stockholders’ meeting is governed by Nevada law which states that if such a meeting is adjourned to another date, time or place, notice need not be given of the date, time or place of the adjourned meeting if they are announced at the meeting at which the adjournment is taken. However, if a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record as of the new record date. Nevada law places no limitation on the period of such adjournments.
10. The Amended Bylaws state that stockholder proxies are valid for 6 months if the proxy does not explicitly state otherwise, and in no event may be valid for longer than seven (7) years. These time limits are expressly stated by Nevada law. The Prior Bylaws stated that proxies were valid for 11 months if they did not explicitly state otherwise, and did not set a maximum time limit.
11. The Amended Bylaws state that special meetings of the board of directors can be held at such time and place as is stated in the notice or waiver for such meeting. The Prior Bylaws stated that a majority of the directors was required to authorize a special meeting outside the state of Nevada.
12. The Amended Bylaws and the Prior Bylaws state that regular meetings of the board of directors shall be held at such places and times as the board of directors may determine from time to time. The Prior Bylaws stated that a regular meeting of the board of directors would be held without notice immediately after and at the same place as the annual meeting of stockholders. The Amended Bylaws remove the requirement of this regular meeting.
13. The Prior Bylaws explicitly stated that directors were to perform their duties in good faith, in a manner reasonably believed to be in the best interests of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances. The Prior Bylaws further stated explicitly the information and sources of information that the directors could rely on in performing their duties. The Amended Bylaws do not explicitly state a standard of care for directors or the information or sources of information they can rely on. Nevada law explicitly covers the areas of director duties and presumptions. Under Nevada law, directors must exercise their powers in good faith and with a view to the interests of the corporation. However, Nevada law also provides a presumption of good faith for directors deciding matters of business. The information and sources of information on which a director can rely under Nevada law includes those listed in the Prior Bylaws. The Prior Bylaws stated that a director could not rely on such information if he had knowledge that would cause reliance thereon to be unwarranted. Nevada law also enforces this limitation. Finally, Nevada law provides a list of factors the board of directors can consider when exercising their powers including the interests of the corporation’s employees, suppliers, creditors and customers; the economy of the State and Nation; the interests of the community and of society; and the long term as well as short-term interests of the corporation and its stockholders. These factors were not explicitly stated in the Prior Bylaws
14. With regard to provisions related to indemnification:
(a) The Prior Bylaws stated that any “Proper Person” would be indemnified against reasonably incurred expenses if it was determined that he conducted himself in good faith and that he reasonably believed (i) in the case of conduct in his official capacity with the corporation, that his conduct was in the corporations best interests, or (ii) in all other cases (except criminal cases) that his conduct was at least not opposed to the corporation’s best interests, or (iii) in the case of any criminal proceeding, that he had no reasonable cause to believe his conduct was unlawful. A “Proper Person” was defined as any person who was a party or was threatened to be made a party to various actions, suits or proceedings by reason of the fact that he was a director, officer, employee, fiduciary or agent of the corporation or entities of various relationships to the corporation. Such indemnification was not available in cases where the person was adjudged liable on the basis that he derived an improper personal benefit. The Amended Bylaws remove the Proper Person terminology and instead state that every director and officer of the corporation is entitled as a matter of right to be indemnified against claims in which he or she is involved by reason of the fact that he or she is or was serving at the request of the corporation as a director, officer, employee, fiduciary or other representative.
(b) The Amended Bylaws explicitly include claims brought by or in the right of the corporation. However, Nevada law states that indemnification for such claims is not available if such person is adjudged to be liable to the corporation unless the court deems indemnification proper. This limitation is consistent with a similar explicit limitation in the Prior Bylaws.
(c) The Amended Bylaws explicitly state that there will be no indemnification for actions brought by a director or officer against the corporation (other than a suit for indemnification). The Prior Bylaws did not contain this explicit limitation.
(d) The Prior Bylaws stated that the corporation would indemnify any Proper Person who was wholly successful in defense of any action, suit or proceeding as to which he was entitled indemnification without the necessity of any action by the corporation other than the determination in good faith that the defense was wholly successful. The Amended Bylaws do not include an explicit provision relating to actions successfully defended. However, Nevada law requires mandatory indemnification of a director, officer, employee or agent who is wholly successful in defense of any action.
(e) The Prior Bylaws stated that the termination of an action created no presumption that the person seeking indemnification failed to meet the applicable standards of conduct, nor was an entry of judgment as part of a settlement deemed an adjudication of liability. The Amended Bylaws do not include explicit provisions relating to actions that are terminated or entries of judgment as part of a settlement. However, Nevada law states that the termination of an action, including by settlement, does not create a presumption of liability.
(f) The Prior Bylaws stated that the board of directors, or in the event the board of directors was unable to do so, independent legal counsel selected by the board of directors or the stockholders, was to decide whether indemnification was permissible and to authorize such indemnification. The Amended Bylaws do not address the manner in which indemnification is authorized. However, Nevada law states that such authorization must be made by the stockholders, the board of directors, or independent legal counsel if the board of directors is not able to make the authorization.
(g) The Prior Bylaws stated that any Proper Person could apply for indemnification to the court and that if a court determined that indemnification was entitled, the court should order indemnification, including expenses related to receiving the court-ordered indemnification. The Amended Bylaws include a similar provision, limiting such actions to claims not paid in full by the corporation within thirty (30) days after a written claim has been received. This provision of the Amended Bylaws also explicitly includes as a defense to such action that the conduct of the claimant was such that under Nevada law the corporation would be prohibited from indemnifying the claimant.
(h) The Prior Bylaws stated that reasonable expenses incurred in defending an action could be paid in advance by the corporation to a Proper Person upon receipt of (i) a written affirmation of such Proper Person’s good faith belief that he had met the applicable standards of conduct, (ii) a written undertaking, executed personally or on the Proper Person’s behalf, to repay such advances if it was ultimately determined that he did not meet the applicable standards of conduct, and (iii) a determination was made by the group that authorized indemnification that the facts would not preclude indemnification. The Amended Bylaws remove the requirements for written affirmations and state that expenses can be paid in advance subject to such conditions as are prescribed by law. Nevada law requires that such advances be authorized by the stockholders, the board of directors, or independent legal counsel if the board of directors is not able to make the authorization.
(i) The Prior Bylaws stated that in addition to the indemnification provided to officers, employees, fiduciaries, or agents as Proper Persons, the corporation could indemnify such persons and advance expenses to them to a greater extent than was provided in the bylaws, if not inconsistent with public policy, and if provided for by general or specific action of the board of directors or stockholders or by contract, so long as such persons were not directors. The Amended Bylaws do not include a provision for such additional indemnification. However, Nevada law allows for discretionary indemnification so long as it is authorized by one of the groups able to authorize indemnification discussed above.
(j) The Prior Bylaws explicitly stated that the corporation’s authority to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when he was not made or named as a defendant or respondent in the proceeding was not limited by the indemnification provisions. The Amended Bylaws do not include an explicit provision regarding expenses paid to directors in connection with their appearance as a witness. Nevada law is also silent on this issue.
(k) The Prior Bylaws stated that any indemnification or advance of expenses to a director, if arising out of a proceeding by or on behalf of the corporation, would be reported in writing to the stockholders with or before the notice of the next stockholders’ meeting, or, if the next stockholder action was without a meeting, at or before the time the first stockholder signed a written consent for such action. The Amended Bylaws remove this notice provision and Nevada law does not require any such notice.
15. The Amended Bylaws state that the corporation can purchase and maintain insurance on behalf of those eligible for indemnification, even if the corporation had no power to indemnify such person in connection with a specific action. The Prior Bylaws included the same provision. The Amended Bylaws further state that the corporation may make other financial arrangements to ensure the payment of such sums as may become necessary to effect indemnification. Such additional provisions are consistent with Nevada law.
16. The Amended Bylaws explicitly state that the corporation, by resolution of the board of directors, may call for redemption of control shares as provided for by Nevada law. The Prior Bylaws did not include a provision explicitly stating this power.
17. The Amended Bylaws state that in order for stockholders to adopt or approve any proposal submitted to them for the purpose of advising the board of directors of the stockholders’ wishes, a majority of the outstanding stock of the corporation entitled to vote thereon must be voted for the proposal. The Prior Bylaws contained no such advisory stockholder provision.
          The foregoing description is qualified in its entirety by the Amended Bylaws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
3.2	Amended and Restated Bylaws of Meadow Valley Corporation, dated as of February 5, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Meadow Valley Corporation

Date: February 9, 2007	By:	/s/ Bradley E. Larson
Bradley E. Larson
Chief Executive Officer